Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

Note 19. Subsequent Events

Preferred Stock Dividend—Payment In Kind

On July 31, 2017, we announced an aggregate quarterly dividend of $2.175 million on our outstanding shares of Preferred Stock. The dividend was paid by an automatic increase to the accreted value of each such share of Preferred Stock, which were issued with an initial accreted value of $1,000. The dividend is for the period beginning on June 30, 2017 (the issuance date of the Preferred Stock) to July 31, 2017 and was paid to holders of record on July 15, 2017.

2025 Senior Notes Payment

On August 1, 2017, we made an interest payment of $12.0 million on our 2025 Senior Notes. Our next payment is due February 1, 2018.

Note 20. Subsequent Events

Eagle Ford Acquisitions

In February 2017, we announced multiple transactions to acquire certain oil and natural gas producing and non-producing properties from third-parties in Burleson County, TX for an aggregate price of approximately $15.6 million, subject to customary post-closing adjustments. One transaction closed in February 2017 and the remaining transactions are expected to close in April 2017.

2025 Senior Notes Offering

On February 1, 2017, we completed our private placement of $350 million in aggregate principal amount of our 6.875% Senior Notes due 2025. The 2025 Senior Notes were issued at a price of 99.244% of par and resulted in net proceeds of approximately $340.4 million. The 2025 Senior Notes will mature on February 1, 2025 and interest is payable on February 1 and August 1 of each year. We intend to use the net proceeds from the 2025 Senior Notes offering to repay borrowings outstanding under our revolving credit facility and for general corporate purposes.

We may redeem all or any part of the 2025 Senior Notes at a “make-whole” redemption price, plus accrued and unpaid interest, at any time before February 1, 2020. We may also redeem up to 35% of the aggregate principal amount of the 2025 Senior Notes prior to February 1, 2020 in an amount not greater than that net cash proceeds from one or more equity offerings at a redemption price of 106.875% of the principal amount of the Notes, plus accrued and unpaid interest.

Registration Rights Agreement

In connection with the issuance and sale of the 2025 Senior Notes, the Company and our subsidiary guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with a representative of the initial purchasers of the 2025 Senior Notes, dated February 1, 2017. Pursuant to the Registration Rights Agreement, we agreed to file a registration statement with the SEC so that holders of the 2025 Senior Notes can exchange the 2025 Senior Notes for registered notes that have substantially identical terms. In addition, we have agreed to exchange the guarantees related to the 2025 Senior Notes for registered guarantees having substantially the same terms as the original guarantees. The Company and the Guarantors will use commercially reasonable best efforts to cause the exchange to be consummated within 365 days after the issuance of the Notes. The Company and the Guarantors are required to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time periods.

Option Exercise

On January 17, 2017, we also issued and sold 2,297,100 shares of our common stock at an offering price of $15.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option associated with our initial public offering the “Option Exercise”). We received net proceeds of $32.6 million from the Option Exercise, all of which was used to repay outstanding borrowings under our revolving credit facility.